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Exhibit 10.30

          Twelfth Amendment to Data Processing Agreement dated
          July 1, 1995 by and between ALLTEL Financial Information Services, Inc. (formerly Systematics, Inc. and Systematics Financial Services, Inc.) and Brenton Banks Services Corp. (formerly Brenton Information Systems, Inc.). This Twelfth Amendment to Data Processing Agreement is incorporated by reference from Form 10-Q of Brenton Banks, Inc., for the quarter ended September 30, 1995.
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